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                                                                  Exhibit 10.32

                        NATIONAL CITY PROCESSING COMPANY

                     LONG-TERM INCENTIVE COMPENSATION PLAN

                               FOR SENIOR OFFICERS

                           Effective January 1, 1995
                           -------------------------


                    ARTICLE 1. ESTABLISHMENT AND PURPOSE OF PLAN

                1.1 ESTABLISHMENT OF THE PLAN. The following are the provisions of the National City Corporation Long-Term Incentive Compensation Plan for Senior Officers (herein referred to as the "Plan"), effective as of January 1, 1995.
                The Plan shall be effective for all purposes with respect to Plan Cycles commencing on or after January 1, 1995, and with respect to all determinations to be made (without regard to the date a Plan Cycle commenced) on or after such date (including but not limited to determinations of eligibility to participate, amounts of Awards, and entitlement to Awards).

                1.2 PURPOSE. The purpose of the Plan is to maximize the returns to stockholders and to promote the long-term profitability and success of the Corporation by providing an incentive to those key executives of the Corporation who are primarily responsible for such profitability and success.

                1.3 OPERATION OF THE PLAN. The Plan shall be administered by the Committee. A Plan Cycle of three years will be established each year that the Plan is in operation. Once an Award is made under the Plan the Plan shall serve as a non-qualified plan providing for deferred compensation at the election of the Participant and/or the Committee, as provided hereunder.

                             ARTICLE 2. DEFINITIONS

                2.1 DEFINITIONS. Whenever used herein, the following terms shall have the meanings set forth below, unless otherwise expressly provided. When the defined meaning is intended, the term is capitalized.



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          (a)  "Active Participant" shall mean an Eligible Employee who is approved by the Committee for participation in a Plan Cycle of the Plan. Such approval shall be determined with respect to each Plan Cycle January 1 of the first year of that Plan Cycle, and shall be redetermined with respect to each new Plan Cycle.

          (b) "Award" shall mean the payment earned by a Participant based on an evaluation of the Corporation's actual results against pre-established goals set by the Committee.

          (c) "Base Salary" shall mean the average annual salary of an employee during that portion, or all of the Plan Cycle for which he or she is an Active Participant, exclusive of any bonuses, incentive pay, special awards, or stock options.

          (d)  "Board" shall mean the Board of Directors of the Corporation.

          (e)  "Change in Control" see Section 12.3.

          (f)  "Corporation" shall mean National City Processing Company.

          (g)  "Committee" shall be composed of the Chief Executive
               Officer of the Corporation, the individual at National City Corporation who has primary responsibility of monitoring the activities of the Corporation and the officer in charge of Corporate Human Resources at National City Corporation.

          (h) "Disability" shall have the same meaning as the term "Long Term Disability" has in the National City Corporation Long-Term Disability Plan as in existence at the commencement of the Plan Cycle with respect to which such definition is relevant.

          (i) "Early Retirement" shall mean early retirement as defined in the provisions of the National City Corporation Non-Contributory Retirement Plan.

          (j)  "Effective Date" see Section 12.4.

          (k) "Eligible Employee" shall mean an Employee who is employed in a position meeting the defined eligibility criteria for participation in the Plan, as set forth in Article 3.

          (l) "Employee" shall mean an individual employed by an Employer on a regular active and full-time salaried basis.


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          (m)  "Employer" shall mean the Corporation or any corporation, organization or entity controlled by the Corporation.

          (n)  "Funds" shall mean the Funds provided for in Article 10 hereof.

          (o)  "Implementation Date" see Section 12.4.

          (p) "Inactive Participant" shall mean an individual who was an Active Participant in the Plan for a Plan Cycle, who is not currently an Active Participant for a Plan Cycle but who continues to have an interest under the Plan.

          (q) "Normal Retirement" shall have the same meaning as in the National City Corporation Non-Contributory Retirement Plan as in existence at the commencement of the Plan Cycle with respect to which such definition is relevant.

          (r) "Participant" shall mean and include all Active Participants and all Inactive Participants.

          (s) "Plan" shall mean this National City Processing Company Long-Term Incentive Compensation Plan for Senior Officers Effective January 1, 1995.

          (t) "Plan Cycle" shall mean a period of three consecutive fiscal years of the Corporation and shall be referred to by the fiscal year in which a particular Plan Cycle commences.

          (u)  "SIP" shall mean the National City Savings and Investment Plan.

          (v)  "Subsidiary" see paragraph 12.3(e)

          (w) "Vesting Event" shall mean the earliest to occur of the following events:

               (1)  the date any Award is payable hereunder,

               (2)  the Effective Date of a Change in Control,

               (3) the date a Participant is eligible to retire on a Normal Retirement,

               (4)  the date a Participant incurs a Disability,

               (5)  the date of a Participant's death.




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          Each Participant and Beneficiary with respect to whom a Vesting Event has occurred shall be 100% vested in his or her benefits or Awards earned or accrued hereunder as of the date of such Vesting Event, subject to the forfeiture provisions of Article 12.

          (x)  "Voting Stock" see paragraph 12.3(e).

          2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, any masculine terminology used herein also shall include the feminine, and the definition of any term in the singular shall include the plural.


                    ARTICLE 3. ELIGIBILITY AND PARTICIPATION

         3.1 ELIGIBILITY. Eligibility for participation in the Plan will be limited to those senior officers of the Corporation and its subsidiaries who, by the nature and scope of their positions, are materially responsible for the management, growth, and overall success of the Corporation, as determined by the Committee.

         3.2 PARTICIPATION. Participation in the Plan shall be determined by the Committee with respect to each Plan Cycle prior to the commencement of the Plan Cycle. The Committee may base its approval upon the recommendation of the President of the Corporation. The Committee shall classify senior officers for the purposes of the Plan into the following categories:

        Category        Persons Included
        --------        ----------------

        Category I      President of the Corporation
        Category II     Executive officers of the Corporation and
                        Executive officers of major subsidiaries of the Corporation and similar officers

         Each Eligible Employee approved for participation shall be notified of the selection as soon after approval as is practicable and shall become a Participant upon acceptance by him or her of such selection; provided however, that after December 31, 1994, no Eligible Employee shall become a Participant in the Plan with respect to any Plan Cycle after the commencement of such Plan Cycle.


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        3.3 PARTICIPANT FOR PART OF A PLAN CYCLE. In the event an Employee is an
Eligible Employee for only a portion of a Plan Cycle (Participation Portion) such Eligible Employee may, in the Committee's discretion, be a Participant for such portion of the Plan Cycle but his or her Award will be based upon his or her Base Salary at the end of such Participation Portion and such Award will normally be pro-rated to reflect the number of months in the Participation Portion of the Plan Cycle compared to the number of months in the total Plan Cycle.

        3.4 CATEGORY CHANGES DURING A PLAN CYCLE. In the event a Participant is promoted or demoted from one Category to another during a Plan Cycle, the Committee may, in its discretion, (a) continue such Participant in the Category he or she was in prior to such promotion or demotion, (b) provide for participation from and after the promotion or demotion to the new Category, or
(c) provide for a combination of (a) and (b).

        In the event of a Plan Cycle for which the Participant's participation is thus split between two Categories, the Award for such Plan Cycle will normally be pro-rated to reflect the portions of the Plan Cycle spent in each Category and each part of the Award will be based upon the Participant's Base Salary at the end of the appropriate portions of the Plan Cycle.

        3.5 NO RIGHT TO PARTICIPATE. No Participant or Employee shall have a right at any time to be selected for current or future participation in the Plan.

                         ARTICLE 4. AWARD DETERMINATION

        4.1 TARGET AND MAXIMUM AWARDS FOR EACH PLAN CYCLE. The Target Award shall be awarded if. in the sole discretion of the Committee the Corporation has achieved a compound growth rate in earnings of 10%. The Maximum Award shall be awarded if, in the sole discretion of the Committee, the Corporation has achieved a compound growth rate in earnings of 15%. If the compound growth rate in earnings of the Corporation is greater than 10% but less than 15%. The Committee shall pro-rate the award. In determining the compound growth rate in earnings of the Corporation the Committee may make adjustments as it deems appropriate for acquisitions, divestitures and other one-time events.



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                4.2 AWARD. The amount of incentive compensation that shall be awarded to a Participant under this Plan shall be expressed as a percentage of Base Salary. Such percentage shall be determined on the basis of the attainment, or lack of attainment, by the Corporation of the Target or Maximum performance, as follows:

                             Percent of Base Compensation
                             ----------------------------

        Category        Threshold       Target  Maximum
        --------        ---------       ------  -------

            I                             30%     60%

            II                            20%     40%



                          ARTICLE 5. PAYMENT OF AWARDS

                5.1 FORM AND TIMING OF PAYMENT OF AWARDS. Within 90 days after the end of the Plan Cycle, the Participant shall be entitled to receive a cash payment equal to the entire amount of the Participant's Award. Except as otherwise provided for in Section 6.1, to receive an Award a Participant must be an Employee on the date on which the Plan Cycle ends. The Committee may terminate a Participant's Award prior to any Vesting Event.

                5.2 REQUEST TO DEFER PAYMENT; DEFERRED PAYMENTS. A Participant may elect to request to have a portion or all of his or her Award for a Plan Cycle deferred and paid out at a future date. Such request shall be considered by the Committee. The Committee may determine that some, all, or none of the Awards, or parts thereof, shall be deferred in its discretion. Deferred amounts are subject to the provisions of Article 10.

                      ARTICLE 6. TERMINATION OF EMPLOYMENT

                6.1 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR NORMAL RETIREMENT. In the event a Participant's employment is terminated during a Plan Cycle at or after the occurrence of a Vesting Event other than a Change in Control the Participant shall be eligible to receive a prorated Award reflecting his or her partial participation. This pro-ration shall be determined by multiplying the Award by a fraction the numerator of which is the number of full months of


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participation to the date participation ends, and the denominator of which is
36. The Award thus determined shall be payable as soon as practicable following the end of the Plan Cycle.

        6.2 OTHER TERMINATIONS OF EMPLOYMENT. In the event a Participant's employment is terminated during a Plan Cycle prior to a Vesting Event, the Participant's participation in such Plan Cycle shall end and the Participant shall not be entitled to any Award for such Plan Cycle.

                       ARTICLE 7. RIGHTS OF PARTICIPANTS

        7.1 EMPLOYMENT. Nothing in this Plan shall interfere with or limit in any way the right of the Corporation to terminate a Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Corporation.

        7.2 RESTRICTIONS ON ASSIGNMENTS. The interest of a Participant or his or her beneficiary under this Plan may not be sold, transferred, assigned, or encumbered in any manner, either voluntarily or involuntarily, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; neither shall the benefits hereunder be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person to whom such benefits or funds are payable, nor shall they be subject to garnishment, attachment, or other legal or equitable process, nor shall they be an asset in bankruptcy.

                           ARTICLE 8. ADMINISTRATION

        ADMINISTRATION. The Plan shall be administered by the Committee in accordance with any administrative guidelines and any rules that may be established from time to time by the Committee. The procedures, standards and provisions of this Plan for determining eligibility for and amounts of Awards in themselves confer no rights, duties or privileges upon Participants nor place obligations upon either the Committee or the Corporation. Accordingly, the Committee may, in making such determinations hereunder, deviate from such procedures and standards in whatever manner that it, in its judgment, deems appropriate.

        The Committee shall have full power and authority to interpret, construe and administer the Plan and its interpretations and construction hereof, and actions hereunder,



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including the timing, form, amount or recipient of any payment to be made hereunder, and its decisions shall be binding and conclusive on all persons for all purposes.

        The Committee may name assistants who may be, but need not be, members of the Committee. Such assistants shall serve at the pleasure of the Committee, and shall perform such functions as are provided for herein and such other functions as may be assigned by the Committee.

        No member of the Board, Committee or any assistant shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his or her own willfull misconduct or lack of good faith.

                         ARTICLE 9. REQUIREMENTS OF LAW

        9.1 LAWS GOVERNING. This Plan shall be construed in accordance with and governed by the laws of the State of Ohio.

        9.2 WITHHOLDING TAXES. The Corporation shall have the right to deduct from all payments under this Plan any federal, local or State taxes required by the law to be withheld with respect to such payments.

        9.3 PLAN BINDING ON CORPORATION, EMPLOYEES AND THEIR SUCCESSORS. This Plan shall be binding upon and inure to the benefit of the Corporation, its successors and assigns and each Participant and his or her beneficiaries, heirs, executors, administrators and legal representatives.

                        ARTICLE 10. DEFERRAL OF AWARDS

        10.1 ELECTION TO REQUEST DEFERRAL OF AWARD; DEFERRAL PERCENTAGE. Each Active Participant shall be given the opportunity, prior to the final year of each Plan Cycle, to elect to request deferral of a portion or all of his or her Award for each Plan Cycle. The Participant may not change his election with respect to a Plan Cycle from and after the December 31 of the year prior to the final year of the Plan Cycle.

        10.2 DEFERRAL OF AWARDS; COMMITTEE'S DECISION. Notwithstanding any request to defer none, a portion, or all of an Award hereunder submitted by a Participant pursuant to Section 10.1 above, the Committee shall make the decision, in each case, whether or not to defer any portion


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or all of any Participant's Award with respect to any Plan Cycle. Such decision shall be made in the discretion of the Committee. The Committee's discretion extends to the percentage of any Award to be deferred.

                The Committee's decision shall be final and binding on all parties. Any amount to be deferred shall not be paid to the Participant but shall be deferred as provided in this Article 10.

                10.3 ACCOUNTS. An account shall be established and maintained by the Corporation in the name of each Participant who has deferred compensation hereunder. Such accounts shall remain a part of the general liabilities of the Corporation and nothing in this Plan shall be deemed to create a trust or fund of any kind or any fiduciary relationship. Each Account shall be comprised of nine sub-accounts: (a) the "NCC Stock Fund"; (b) the "Equity Fund"; (c) the "Fixed Income Fund"; (d) the "Money Market Fund"; (e) the "Capital Preservation Fund"; (f) the "Mid Cap Regional Equity Fund": (g) the "Equity Income Fund"; (h) the "Equity Index Fund;" and (j) the "Foreign Equity Fund"; such sub-accounts jointly are herein called the "Funds".

                10.4 CREDITING TO ACCOUNTS. As of the dates of payment of cash Awards made under this Plan the amount of the Award to be deferred for each Participant under this Section 10 shall be credited to such Participant's Account, and shall correspondingly be credited to the Fund or Funds selected by the Participant.

                10.5 FUNDS. The Nine Funds are designed to reflect investment finds maintained in the SIP. Accordingly, each such Parallel Fund and each Participant's Account therein shall be adjusted hereunder as of the end of each month to reflect the income, gain or loss of the corresponding SIP investment fund for such month, as calculated and published on a monthly basis by the Trustee of the SIP.

                In the event the SIP no longer offers a fluid corresponding to one of the Funds, the amounts which would have been deemed invested in such Fund except for this provision shall be deemed to be invested in the Money Market Fund or if the Money Market Fund is no longer offered any successor Money Market Fund or if no successor a Money Market Fund chosen by the Committee.


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                10.6 SELECTION OF FUNDS. Each Participant (and each Beneficiary of a deceased Participant) may select the Investment Fund or Funds he or she wishes to be used hereunder for his or her account. The selection of Funds shall be made in portions of the amount deferred equal to 5% of the total of such amounts. In the event no election is made by a Participant (or Beneficiary) his or her account shall be deemed invested in and credited to the Money Market Fund.

                Selection of Funds by Participants shall be made no later than the earlier of December 1 of the final year of a Plan Cycle or the deferral or payment of the Award; provided however, that in the event a Participant who has not requested a deferral of any part of his or her Award nevertheless has a portion thereof deferred by decision of the Committee, then in such event, such Participant shall be given an election period of 10 days to determine appropriate investments, such period running from the date of his or her notification of the Committee's action.

                10.7 NO CHANGE OF INVESTMENT FUND SELECTION PERMITTED EXCEPT WITH COMMITTEE APPROVAL. Each selection of a Fund hereunder shall be final and shall not thereafter be revised or changed, provided, however, that each Participant (or Beneficiary if the Participant is deceased) may request a change in his or her Investment Fund choice by filing such request with the Committee. Notwithstanding the foregoing, the consent of the Committee shall be necessary for any such change in investment fund choices; such consent is discretionary in the Committee and the Committee shall act upon such requests as are filed with it at the Committee's next regularly scheduled meeting.

                10.8 VESTING OF DEFERRED AMOUNTS. Amounts of Awards made and deferred under the Plan, and earnings and gains thereon, are always 100% vested.

                10.9 MANNER OF DISTRIBUTION. Except as otherwise provided herein, distributions hereunder shall take place over a period of ten years commencing on the retirement, death or other termination of employment of the Participant. The first distribution shall take place on the February 1 of the calendar year following the calendar year in which such retirement, death or other termination occurs. Succeeding payments shall be made on succeeding February 1sts.


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                The amount to be distributed shall be determined by multiplying
(i) the dollar value of the Participant's entire interest hereunder on December 31 of the year immediately preceding such installment, by (ii) a fraction, the numerator of which is one, and the denominator of which is the number of distributions remaining unpaid at such time, or by such other method as may be adopted by the Committee.

                The balances of each Account and each Investment Fund shall be appropriately reduced to reflect the distribution payments made. Amounts held pending distribution pursuant to this Paragraph 10.8 shall continue to be credited with appropriate income, gains and losses as herein otherwise provided and shall be subject to investment changes as herein provided. Balances in more than one Fund shall be reduced pro-rata to reflect distributions on a pro-rata basis from each Fund.

                10.10 ACCELERATED PAYMENTS; REVISED DISTRIBUTIONS. Notwithstanding the foregoing or any Participant's request to receive a lump sum distribution, the Committee, in its sole discretion, may determine that a Participant's interest hereunder or any portion thereof shall be paid out in a lump sum. A Participant may elect, not less than twelve months prior to the date of such Participant's termination by reason of Early Retirement or Normal Retirement, to request that amounts deferred be paid out in lump sum. Such election shall be irrevocable and fixed with respect to such Participant from and after twelve months prior to such retirement date of the Participant. The Committee's decision with respect to a lump sum distribution shall be final and binding on all parties.

                In the event the Committee determines to make a lump sum distribution, such lump sum distribution shall be paid on the next succeeding February 1 based on the Participant's Account balances as of the December 31 immediately preceding such lump sum distribution payment, or at such other times as may be determined by the Committee.

                In the case of the first distribution after the death of a Participant, the Committee may, in its discretion, provide for payment of a portion or all of the distribution prior to the


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February 1 of the calendar year following the calendar year of such death, or at such other time as may be determined by the Committee.

        Notwithstanding any other provision hereof, the Committee, in its discretion, may provide that distributions may be made in a lesser number of installments, but not less than 5.

        10.11 BENEFICIARY DESIGNATIONS. Each Participant, and each Beneficiary of a deceased Participant or Beneficiary hereunder, may designate, on a Beneficiary Designation form supplied by the Committee, any person or persons to whom payments are to be made if the Participant (or Beneficiary) dies before receiving payment of all amounts due hereunder. A beneficiary designation will be effective only after the signed Beneficiary Designation form is filed with an officer of the Corporation designated by the Committee for such purpose while the Participant (or Beneficiary) is alive, and will cancel all beneficiary designations signed and filed earlier. If the Participant (or Beneficiary) fails to designate a beneficiary as provided above, or if all designated beneficiaries die before the Participant or before complete payment of all amounts due hereunder remaining unpaid distribution amounts shall be paid to the then surviving spouse of the Participant, if any, or, if there be none, in one lump sum to the estate of the last to die of the Participant or his or her designated beneficiaries, if any.

        In the event a Participant (or a Beneficiary of a deceased Participant) designates as a Beneficiary any so called "marital deduction trust" or any so called "qualified income trust", the Participant (or Beneficiary) may additionally indicate whether the dollar equivalent of the current income, during the distribution of an interest hereunder, should be distributed yearly to such Beneficiary. In the event of such an indication, such income shall be distributed at least annually.

        10.12 PARTICIPANTS RIGHTS; BENEFICIARIES RIGHTS. Except as otherwise specifically provided, neither a Participant nor any of his or her Beneficiaries has rights under this Plan. The payment of deferred compensation shall be a general, unsecured obligation of the Corporation to be paid by the Corporation from its own funds, and such payments shall not impose any obligation upon any trust find for any tax qualified plan, be paid from any such trust fund, or have any effect whatsoever upon the SIP or the payment of benefits from the Trust Fund under the SIP. No


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Participant or beneficiary shall have any title to or beneficial ownership in any assets which the Corporation may earmark to pay benefits hereunder.

        10.13 NATURE OF DEFERRED COMPENSATION. The election of deferred compensation under this Plan and any setting aside by the Corporation of amounts with which to discharge its deferred obligations hereunder in a trust fund, an insurance policy, or otherwise, shall not be deemed to create a right in any person; equitable title to any funds so set aside in a trust, an insurance policy, or otherwise shall remain in the Corporation, and any recipient of benefits hereunder shall have no security or other interest in such trust, policies or funds. Any and all funds so set aside in a trust, an insurance policy or otherwise shall remain subject to the claims of the general creditors of the Corporation, present and future. This provision shall not require the Corporation to set aside any funds, but the Corporation may set aside such funds if it chooses to do so. Any amount so set aside for this Plan shall be accounted for separately and apart from any other plan of the Corporation. This Plan is intended to constitute an unfunded plan of deferred compensation described in
Section 201(2) of the Employee Retirement Income Security Act of 1974.

        10.14 DISTRIBUTIONS IN CASH. Notwithstanding any other provision of this Plan, distributions hereunder shall be made only in cash and shall be subject to withholding of applicable taxes.

        10.15 NATURE OF DEFERRED COMPENSATION PLAN. The provisions of the Plan relating to deferred compensation are fixed and final unless and until amended, revised or terminated as herein provided.

                            ARTICLE 11. FORFEITURES

        Notwithstanding any provision in this Plan to the contrary excepting only the provisions of Article 12, in the event the Committee finds

          (a) that an Employee or former Employee who has an interest under this Plan has been discharged by his or her Employer in the reasonable belief (and such reasonable belief is the reason or one of the reasons for such discharge) that the



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          Employee or former Employee did engage in fraud against the Employer or anyone else, or

          (b) that an Employee or former Employee who has an interest tender this Plan has been convicted of a crime as a result of which it becomes illegal for his Employer to employ him or her,

then any amounts held under this Plan for the benefit of such Employee or former Employee or his or her beneficiaries shall be forfeited and no longer payable to such Employee or former Employee or to any person claiming by or through such Employee or former Employee.

                         ARTICLE 12. CHANGE IN CONTROL

        12.1 TREATMENT OF AWARDS. In the event of a Change in Control the Corporation shall pay to each Active Participant on the Implementation Date of such Change in Control a lump sum cash payment equal to the amount hereinafter determined. Such payment shall be payable in cash to the Participant within five business days after the Implementation Date of such Change in Control and shall be payment in full to each such Participant for such Plan Cycle, each of which shall be deemed terminated by operation of this Article 12. No further Plan Cycles shall commence thereafter under this Plan.

        Such cash payment shall be made without regard to any request to defer made with respect to any such Plan Cycle (which shall be inoperative) and without regard to any deferral action by the Committee.

        Amounts deferred under this Plan prior to the Effective Date (by request, as required, or as decided by the Committee) shall continue to be payable from time to time under this Plan as deferred payments hereunder.

        12.2 AMOUNT OF PAYMENT. The amount of the payment to be made as a consequence of a Change in Control shall, with respect to each Plan Cycle, be equal to the Maximum Award level (without regard to stockholder return during such abbreviated Plan Cycle) for the Participant for such Plan Cycle multiplied by a fraction the numerator of which is the number of full months



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completed from the commencement of the Plan Cycle to the Implementation Date of the Change in Control, and the denominator of which is 36.

        12.3 DEFINITION OF CHANGE IN CONTROL. Change in Control shall mean the occurrence of any of the following events:

               (a) The Company is merged, consolidated or reorganized into or with another corporation or other legal person other than NCC, a successor of NCC (direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) ("Successor"), or an affiliate of NCC or of a Successor and as a result of such merger, consolidation or reorganization less than fifty percent of the combined voting power of the then-outstanding securities of such resulting corporation or person immediately after such transaction are held by NCC, a Successor or an affiliate of NCC or of a Successor; or

               (b) The Company sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than fifty percent of the combined voting power of the then-outstanding Voting Stock of such corporation or person immediately after such sale or transfer is held by NCC, a Successor or an affiliate of NCC or of a Successor, provided, however, that a Change in Control of NCC determined by the standards set forth herein or otherwise shall not constitute a Change in Control of the Company.

        12.4 EFFECTIVE DATE OF CHANGE IN CONTROL. Notwithstanding the foregoing, in the event a Change in Control ultimately results from discussions or negotiations involving the Corporation or any of its officers or directors, the "Effective Date" of such Change in Control shall be the date such discussions or negotiations commenced; otherwise, such Effective Date or Change in Control shall be the Implementation Date of such Change in Control.

        12.5 IMPLEMENTATION DATE OF CHANGE IN CONTROL. The "Implementation Date" shall be the earliest to occur of the events specified in subsections (a) or (b) of Section 12.3. As used herein, the Implementation Date of Change in Control shall be the last date of all current Plan Cycles.


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        12.6 EFFECT OF CHANGE IN CONTROL. In addition to other vesting under the
Plan, the opportunity of a Participant to participate to the end of all current Plan Cycles is vested in such Participant in the event of a Change in Control, as of the Effective Date of and such Change in Control.

                           ARTICLE 13. MISCELLANEOUS

        In the event of the liquidation of the Corporation the Committee may make any provisions for holding, handling and distributing the amounts standing to the credit of the Participants or beneficiaries hereunder which, in the discretion of the Committee, are appropriate and equitable under all circumstances and which are consistent with the spirit and purposes of these provisions.

                    ARTICLE 14. AMENDMENT AND DISCONTINUANCE

        The Corporation expects to continue this Plan indefinitely, but reserves the right, by action of the Board, to amend it from time to time or to discontinue it. However, if the Board should amend or discontinue this Plan, the Corporation shall remain obligated under the Plan with respect to (1) Awards made final (and thus payable) by decision by the Committee prior to the date of such amendment or discontinuance, (2) Awards and rights of any Participant or beneficiary with respect to whom a Vesting Event has occurred, and (3) with respect to amounts deferred prior to the date of such amendment or discontinuation.

        Executed this 4th day of August, 1995 at Louisville, Kentucky.


                                            NATIONAL CITY PROCESSING COMPANY


                                            By:
                                               -----------------------------




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